UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

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Golden Nugget Online Gaming, Inc.
(Name of the Registrant as Specified In Its Charter)

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Your Vote Counts! GOLDEN NUGGET ONLINE GAMING, INC. 2021 Annual Meeting Vote by June 9, 2021 11:59 PM EDT D53727-P56951 You invested in GOLDEN NUGGET ONLINE GAMING, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 10, 2021. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 10, 2021 11:00 AM, Central Standard Time Virtually at: www.virtualshareholdermeeting.com/GNOG2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. GOLDEN NUGGET ONLINE GAMING, INC. 2021 Annual Meeting Vote by June 9, 2021 11:59 PM EDT Board Recommends Voting Items D53728-P56951 1. Election of six director nominees Nominees: To be elected for terms expiring in 2022: 01) Tilman J. Fertitta04) Michael S. Chadwick 02) Richard H. Liem05) G. Michael Stevens 03) Steven L. Scheinthal06) Scott Kelly For 2. Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for 2021. For NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof.